Cohen & Steers Total Return Realty Fund, Inc.

280 Park Avenue, 10th floor

New York, New York 10017

December 27, 2013

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Attention: John Grzeskiewicz, Senior Counsel

Re:	Cohen & Steers Total Return Realty Fund, Inc. (File No.: 811-07154)

Dear Ladies and Gentlemen:

On behalf of Cohen & Steers Total Return Realty Fund, Inc. (the “Fund”), transmitted herewith is the Fund’s Registration Statement on Form N-14 8C (the “Registration Statement”). The Registration Statement contains a Combined Prospectus/Proxy Statement, which reflects a proposal to the stockholders of Cohen & Steers Dividend Majors Fund, Inc. (“DVM” or the “Acquired Fund”) to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of DVM to RFI in exchange for shares of common stock of RFI (the “Reorganization”), the assumption by RFI of all of the liabilities of DVM, and the distribution of such RFI shares to the stockholders of DVM in complete liquidation of DVM. If the Reorganization is approved, each share of common stock of the Acquired Fund will be exchanged into an equivalent dollar amount (to the nearest $0.001) of full (and fractional) shares of common stock of the Fund, based on the net asset value per share of each fund calculated at 4:00 p.m. on the closing date (although cash will be paid in lieu of fractional shares), and an Acquired Fund stockholder will become a stockholder of the Fund and will receive a number of shares of common stock of the Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder’s shares of common stock of the Acquired Fund as of the closing date.

The stockholders of DVM will vote separately on the Reorganization. The shareholders of the Fund will vote upon a proposal to approve the issuance of additional shares of the Fund’s common stock in connection with the Reorganization. If DVM stockholders approve the Reorganization, they would become stockholders of the Fund. If DVM stockholders do not approve the Reorganization or the Fund’s stockholders do not approve the issuance of additional shares of the Fund’s common stock in connection with the Reorganization, DVM will continue as separate investment company. Each fund is a closed-end investment company advised by Cohen & Steers Capital Management, Inc.

In addition to the proposals to approve the Reorganization and the issuance of additional shares of the Fund’s common stock, the Fund’s stockholders separately are being asked to approve proposals to an amendment to the Fund’s charter to authorize the Board of Directors from time to time to amend the charter to increase or decrease the number of authorized shares of stock of any class or series without further action by the stockholders and to approve changes to the fundamental investment policies of RFI. These proposals are not conditioned on the approval of the Reorganization and issuance of additional shares.

The closing date of the Reorganization is currently planned for May 2014, but in any event no later than June 30, 2014. The Fund intends to mail the Combined Prospectus/Proxy Statement to stockholders of record of each fund in February 2014.

Please direct any comments and questions concerning the Registration Statement to me at 212.796.9361 (tpayne@cohenandsteers.com).

Very truly yours,

/s/ Tina M. Payne

Tina M. Payne

Phone: 212-796-9361

Fax: 212-822-1600

Email: tpayne@cohenandsteers.com